EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Discovery Communications, Inc. (“Discovery”), on Form 10-Q for the quarter ended March 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Bradley E. Singer, Senior Executive Vice President and Chief Financial Officer of Discovery, certify that to my knowledge:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Discovery.

Date: April 30, 2010	By:	/s/ Bradley E. Singer
Bradley E. Singer
Senior Executive Vice President and
Chief Financial Officer